                                    [GRAPHIC]



  SunAmerica

                           THE RETIREMENT SPECIALIST
    Money Market Funds
    2002 ANNUAL REPORT


[LOGO] AIG SunAmerica
        Mutual Funds

                        Table of Contents

                    PRESIDENT'S LETTER.................   1
                    MONEY MARKET REVIEW AND OUTLOOK....   2
                    STATEMENT OF ASSETS AND LIABILITIES   4
                    STATEMENT OF OPERATIONS............   5
                    STATEMENT OF CHANGES IN NET ASSETS.   6
                    FINANCIAL HIGHLIGHTS...............   7
                    PORTFOLIO OF INVESTMENTS...........   9
                    NOTES TO FINANCIAL STATEMENTS......  13
                    REPORT OF INDEPENDENT ACCOUNTANTS..  22
                    DIRECTORS INFORMATION..............  23

        December 31, 2002                                          ANNUAL REPORT

Dear Shareholders:

   We are pleased to present you with this annual report for the SunAmerica Money Market Fund and the SunAmerica Municipal Money Market Fund. The reporting period for both funds began January 1, 2002 and ended December 31, 2002.

   Throughout 2002, domestic money markets continued to be affected by low interest rates. The year began with the federal funds rate at an historic 40-year low of 1.75%. On November 6, 2002, the Federal Reserve lowered this key short-term interest rate to 1.25%. Yields of Money Market and Municipal Money Market Funds throughout the United States continued to decline in the wake of this Fed reduction.

   Despite declines in yields, Money Market and Municipal Money Market Funds remained safer forms of investment during 2002. As always, for both of these SunAmerica Funds, capital preservation, followed by liquidity, remained the primary management investment goals. To achieve these goals, both Funds remained invested in the highest quality money market instruments available to their individual asset classes throughout 2002.

   In closing, 2002 stood out as a year denoted by a strong influx of assets into money market funds in general. The causes of this were rooted in the tentative nature of the stock market, in addition to the continuing prospect of war. In light of these factors, we intend to maintain our current investment strategy, which is conservative in nature. Once again, we thank you for your investment in our Funds. We will continue to manage your assets vigilantly.

Sincerely,

/s/ Peter A. Harbeck

Peter A. Harbeck
President
AIG SunAmerica Asset Management Corp.

--------
Past performance is no guarantee of future results.

        SunAmerica Money Market Fund

Michael Cheah, Portfolio Manager
AIG SunAmerica Asset Management Corp.

How did you manage the portfolio over the annual period and particularly over the latter half of the year?

   Throughout the year, we maintained a defensive strategy with respect to positioning the Fund's assets. The majority of Fund assets were invested in federal agency and asset-backed commercial paper rated A-1+/P-1 by Standard & Poor's and Moody's Investors Service, respectively, the highest quality of assets within the money fund market. On the basis of volume of holdings, the top three agency papers held by the portfolio included Fannie Mae, Freddie Mac and the Federal Home Loan Bank.

   During the latter half of the year, due to credit downgrades affecting the general investment markets, we invested even more conservatively, increasing the Fund's exposure to government agency paper and Treasury bills. Since economic data led us to anticipate a very sluggish economic recovery, we extended the average weighted maturity of holdings within the portfolio approximately five days longer than the Fund's benchmark, the Donaghue Average. When the Fed reduced interest rates by 50 basis points in November, the Fund was impacted very little due to the fact that our maturities were slightly longer.

Would you give us some specific examples of securities you have bought or sold over the annual period?

   The SunAmerica Money Market Fund operates on a buy and hold strategy, so when we purchase securities for this portfolio, we tend to hold them until maturity. As a result, we have few sales within this Fund. We did, however, have several purchases, particularly in the latter half of the year. We bought Fannie Mae discount notes, ranging from one to three months in maturities, as well as Freddie Mac and Federal Home Loan Bank discount notes typically also ranging from one to three month maturities, although some also extended out six months.

What is your investment strategy for 2003 based on the outlook for money market instruments?

   Our outlook and strategy build on our efforts in 2002. We will continue to maintain a portfolio comprised of only the highest quality A-1+/P-1 rated money fund assets. It is also likely that we will maintain the duration of assets held within the Fund at their current interval, that is, slightly longer than the Donaghue Average. From what we see reflected in current economic data, our expectations regarding economic recovery are not highly optimistic. We continue to expect a slow recovery. We also believe the possibility exists that the Fed might ease rates further, which is why we intend to keep maturities in the portfolio slightly longer than the Fund's benchmark. As always, our focus with respect to managing the Fund's assets will continue to be on capital preservation, followed by liquidity.
--------
Past performance is no guarantee of future results.

        SunAmerica Municipal Money Market Fund


Hutch Bryan, Portfolio Manager

AIG Global Investment Corp.

How did you manage the portfolio over the annual period and particularly over the latter half of the year?

   We have remained fully invested in a combination of bonds and notes which gave the portfolio a weighted average maturity of approximately 35 to 40 days. The portfolio remained well diversified among industries and states. The quality of holdings within the Fund remained of the highest caliber, accomplished by investing in municipal securities rated A-1+/P-1.

Would you give us some specific examples of securities you have bought or sold over the annual period?

   In August, the Fund purchased State of Texas revenue and tax anticipation notes and Minnesota School District notes. Later in the year, the Fund also purchased State of California revenue anticipation notes and Kansas County notes. The State of Texas and State of California notes were acquired from new, multi-billion dollar debt issues. Both purchases provided higher yields relative to the secondary market, as well as high liquidity. The Fund bought the Minnesota School District notes and the Kansas County notes in the secondary market in order to extend the weighted average maturity of the Fund. These purchases also came into the portfolio at relatively attractive yields. The Fund maintains sufficient liquidity through the use of variable rate demand notes, which can be liquidated on a daily or weekly basis.

What is your investment strategy for 2003 based on the outlook for municipal money market instruments?

   Throughout 2002, interest rates were very low. They declined even further after the Fed eased interest rates on November 6. For the first half of 2002, the yield for the BMA Municipal Index, which serves as a performance barometer for the Municipal Money Market Fund, came in at 1.36%. By the end of the second half of the year, it was at 1.40%. Relative to historical levels, these yields are quite low.

   Since the economy has not yet shown much traction as far as growth is concerned, and the employment picture is not that firm, we think, in general, that rates will stay low. Amid these conditions, the yield curve for municipal money market instruments has flattened out. In view of the fact that there is little to be gained in the way of additional yield by extending maturities beyond what we have, we will likely maintain our current average duration of approximately 35 to 40 days. In March, April and May, we will seek out additional yield when tax season dampens demand for municipals, thereby creating the availability of slightly higher yields.
--------
Past performance is no guarantee of future results.

        SunAmerica Money Market Funds
        STATEMENT OF ASSETS AND LIABILITIES -- December 31, 2002
--------------------------------------------------------------------------------

                                                                      Money
                                                                      Market     Municipal Money
                                                                       Fund        Market Fund
                                                                  -------------- ---------------
ASSETS:
Investment securities, at value*................................. $1,852,959,577   $92,648,430
Cash.............................................................        991,532            --
Receivable for fund shares sold..................................     11,081,949        29,382
Interest receivable..............................................      1,666,589       199,753
Due from advisor.................................................            765            --
Due from distributor.............................................         30,543         1,362
Prepaid expenses.................................................          3,831            --
                                                                  --------------   -----------
 Total assets....................................................  1,866,734,786    92,878,927
                                                                  --------------   -----------
LIABILITIES:
Payable for fund shares repurchased..............................      8,745,035       833,646
Accrued expenses.................................................        850,976        65,897
Investment advisory and management fees payable..................        731,927        29,517
Distribution and service fees payable............................        299,509        15,095
                                                                  --------------   -----------
 Total liabilities...............................................     10,627,447       944,155
                                                                  --------------   -----------
   Net assets.................................................... $1,856,107,339   $91,934,772
                                                                  ==============   ===========
NET ASSETS WERE COMPOSED OF:
Common stock, $.001 par value ($10 billion shares authorized).... $    1,856,111   $    91,935
Paid-in capital..................................................  1,854,153,578    91,842,837
                                                                  --------------   -----------
                                                                   1,856,009,689    91,934,772
Undistributed net investment income..............................         97,650            --
                                                                  --------------   -----------
   Net assets.................................................... $1,856,107,339   $91,934,772
                                                                  ==============   ===========
Class A:
Net assets....................................................... $1,751,812,134   $88,050,142
Shares outstanding...............................................  1,751,812,621    88,050,003
Net asset value and redemption price per share
 (excluding any applicable contingent deferred sales charge)..... $         1.00   $      1.00
                                                                  ==============   ===========
Class B:
Net assets....................................................... $   64,815,046   $ 3,714,316
Shares outstanding...............................................     64,815,366     3,714,313
Net asset value and redemption price per share
 (excluding any applicable contingent deferred sales charge)..... $         1.00   $      1.00
                                                                  ==============   ===========
Class II:
Net assets....................................................... $   30,285,322   $   170,314
Shares outstanding...............................................     30,285,800       170,314
Net asset value and redemption price per share
 (excluding any applicable contingent deferred sales charge)..... $         1.00   $      1.00
                                                                  ==============   ===========
Class I:
Net assets....................................................... $    9,194,837            --
Shares outstanding...............................................      9,197,097            --
Net asset value and redemption price per share................... $         1.00            --
                                                                  ==============   ===========

*Amortized cost of investments................................... $1,852,959,577   $92,648,430
                                                                  ==============   ===========

See Notes to Financial Statements.

        SunAmerica Money Market Funds
        STATEMENT OF OPERATIONS -- For the year ended December 31, 2002


                                                               Money Market   Municipal Money
                                                                   Fund         Market Fund
                                                               ------------   ---------------
NET INVESTMENT INCOME:
Interest...................................................... $27,209,520       $ 578,701
                                                               -----------       ---------
EXPENSES:
Investment advisory and management fees.......................   6,704,293         135,874
Transfer agent fees and expenses -- Class A...................   3,245,696          82,158
Transfer agent fees and expenses -- Class B...................     153,104          10,199
Transfer agent fees and expenses -- Class II..................      84,803           3,215
Transfer agent fees and expenses -- Class I...................      23,040              --
Service fees -- Class A.......................................   2,010,386          53,181
Distribution and service fees -- Class B......................     530,095          28,823
Distribution and service fees -- Class II.....................     281,209           1,482
Custodian fees................................................     233,343          55,516
Registration fees -- Class A..................................     107,537          18,960
Registration fees -- Class B..................................      12,485          10,990
Registration fees -- Class II.................................       9,200          11,494
Registration fees -- Class I..................................      13,377              --
Printing expense..............................................     111,443           9,977
Directors' fees and expenses..................................      83,688             655
Audit and tax consulting fees.................................      30,126          19,232
Legal fees....................................................      41,035           6,041
Insurance expense.............................................       4,814              --
Miscellaneous expenses........................................       9,846           2,558
                                                               -----------       ---------
Total expenses before reimbursements and custody credits......  13,689,520         450,355
   Less: Expenses waived or reimbursed........................     (46,043)       (126,286)
         Custody credits earned on cash balances..............     (27,013)         (1,018)
                                                               -----------       ---------
   Net expenses...............................................  13,616,464         323,051
                                                               -----------       ---------
Net investment income.........................................  13,593,056         255,650
                                                               -----------       ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......... $13,593,056       $ 255,650
                                                               ===========       =========

See Notes to Financial Statements.

        SunAmerica Money Market Funds
        STATEMENT OF CHANGES IN NET ASSETS


                                                                       Money Market Fund
                                                                ------------------------------

                                                                   For the         For the
                                                                  year ended      year ended
                                                                 December 31,    December 31,
                                                                     2002            2001
                                                                --------------  --------------
INCREASE IN NET ASSETS
Operations:
  Net investment income........................................ $   13,593,056  $   35,086,626
  Net realized gain (loss) on investments (Note 4).............             --      (2,300,000)
  Net increase from payment by affiliate resulting from
   net losses realized on the disposal of investments
   not meeting the investment guidelines of the fund
   (Note 4)....................................................             --       2,300,000
                                                                --------------  --------------
Net increase (decrease) in net assets resulting from operations $   13,593,056  $   35,086,626
Dividends and distributions to shareholders:
  From net investment income (Class A).........................    (13,331,197)    (33,720,123)
  From net investment income (Class B).........................       (156,928)       (897,091)
  From net investment income (Class II)**......................        (82,581)       (380,162)
  From net investment income (Class I).........................        (92,863)        (16,203)
                                                                --------------  --------------
Total dividends and distributions to shareholders..............    (13,663,569)    (35,013,579)
                                                                --------------  --------------
Increase (decrease) in net assets from fund share transactions
 (Note 6)......................................................    671,802,549     178,062,841
                                                                --------------  --------------
Total increase (decrease) in net assets........................    671,732,036     178,135,888
Net Assets:
Beginning of period............................................  1,184,375,303   1,006,239,415
                                                                --------------  --------------
End of period+................................................. $1,856,107,339  $1,184,375,303
                                                                ==============  ==============
+Includes undistributed net investment income (loss)........... $       97,650  $      168,163
                                                                ==============  ==============

                                                                     Municipal Money Market Fund
                                                                ------------------------------------
                                                                               For the
                                                                  For the     two month     For the
                                                                 year ended  period ended year ended
                                                                December 31, December 31, October 31,
                                                                    2002        2001*        2001*
                                                                ------------ ------------ -----------
INCREASE IN NET ASSETS
Operations:
  Net investment income........................................ $   255,650   $   11,912  $  167,152
  Net realized gain (loss) on investments (Note 4).............          --           --       6,100
  Net increase from payment by affiliate resulting from
   net losses realized on the disposal of investments
   not meeting the investment guidelines of the fund
   (Note 4)....................................................          --           --          --
                                                                -----------   ----------  ----------
Net increase (decrease) in net assets resulting from operations $   255,650   $   11,912  $  173,252
Dividends and distributions to shareholders:
  From net investment income (Class A).........................    (254,054)      (8,153)   (100,073)
  From net investment income (Class B).........................      (7,293)      (3,550)    (63,903)
  From net investment income (Class II)**......................        (403)        (209)     (3,176)
  From net investment income (Class I).........................          --           --          --
                                                                -----------   ----------  ----------
Total dividends and distributions to shareholders..............    (261,750)     (11,912)   (167,152)
                                                                -----------   ----------  ----------
Increase (decrease) in net assets from fund share transactions
 (Note 6)......................................................  85,299,083      (79,010)   (622,220)
                                                                -----------   ----------  ----------
Total increase (decrease) in net assets........................  85,292,983      (79,010)   (616,120)
Net Assets:
Beginning of period............................................   6,641,789    6,720,799   7,336,919
                                                                -----------   ----------  ----------
End of period+................................................. $91,934,772   $6,641,789  $6,720,799
                                                                ===========   ==========  ==========
+Includes undistributed net investment income (loss)........... $        --   $    6,100  $       --
                                                                ===========   ==========  ==========

--------
*  See Note 8.
** For the Municipal Money Market Fund, formerly North American Municipal Money
   Market Fund, the Class C shares were converted to Class II shares on November 16, 2001.

See Notes to Financial Statements.

        SunAmerica Money Market Funds
        FINANCIAL HIGHLIGHTS

                                               MONEY MARKET FUND
                                               -----------------
                                                                                     Ratio of      Ratio of
                        Net                                                          expenses        net
                       Asset              Dividends  Net Asset           Net Assets     to        investment
                       Value      Net      from net    Value               end of    average      income to
                     beginning investment investment  end of     Total     period      net         average
    Period Ended     of period   income     income    period   Return(1)  (000's)     assets      net assets
-------------------- --------- ---------- ---------- --------- --------- ---------- --------      ----------
                                                      Class A
                                                      -------
12/31/98............  $1.000     $0.047    $(0.047)   $1.000     4.80%   $  687,801   0.95%(2)       4.70%(2)
12/31/99............   1.000      0.044     (0.044)    1.000     4.44       881,223   0.95(2)        4.36(2)
12/31/00............   1.000      0.054     (0.054)    1.000     5.57       971,137   0.95           5.47
12/31/01............   1.000      0.034     (0.034)    1.000     3.45     1,087,329   0.93           4.04
12/31/02............   1.000      0.010     (0.010)    1.000     1.04(6)  1,751,812   0.90           0.99
                                                      Class B
                                                      -------
12/31/98............  $1.000     $0.039    $(0.039)   $1.000     3.96%   $   34,828   1.75%(2)       3.88%(2)
12/31/99............   1.000      0.035     (0.035)    1.000     3.59        35,103   1.75(2)        3.53(2)
12/31/00............   1.000      0.046     (0.046)    1.000     4.72        24,090   1.76           4.62
12/31/01............   1.000      0.025     (0.025)    1.000     2.57        55,066   1.75           3.76
12/31/02............   1.000      0.003     (0.003)    1.000     0.28(6)     64,815   1.64(4)        0.26(4)
                                                     Class II
                                                     --------
12/31/98............  $1.000     $0.039    $(0.039)   $1.000     3.94%   $    1,433   1.75%(4)       3.83%(4)
12/31/99............   1.000      0.035     (0.035)    1.000     3.57         8,235   1.61           3.59
12/31/00............   1.000      0.046     (0.046)    1.000     4.73        11,012   1.75(4)        4.67(4)
12/31/01............   1.000      0.026     (0.026)    1.000     2.63        33,644   1.69(4)        3.51(4)
12/31/02............   1.000      0.003     (0.003)    1.000     0.27(6)     30,285   1.66(4)        0.26(4)
                                                      Class I
                                                      -------
11/16/01-12/31/01(3)   1.000     $0.002    $(0.002)   $1.000     0.20%   $    8,336   0.80%(4)(5)    0.84%(4)(5)
12/31/02............   1.000      0.011     (0.011)    1.000     1.13(6)      9,195   0.80(4)        1.12(4)

--------
(1)Total return is not annualized and does not reflect sales load.
(2)Net of transfer agent expense credits of:

                               12/31/97 12/31/98 12/31/99
                               -------- -------- --------
                       Class A   0.02%    0.03%    0.01%
                       Class B   0.02     0.01       --

(3)Commencement of sales of respective class of shares
(4)Net of the following expense reimbursements (based on average net assets):

                           12/31/98 12/31/00 12/31/01 12/31/02
                           -------- -------- -------- --------
                  Class B.     --       --       --     0.04%
                  Class II   2.55%    0.18%    0.05%    0.04
                  Class I.     --       --     0.24     0.14

(5)Annualized
(6)The total return for each class was increased by less than 0.01% from gains realized on the disposal of investments in violation of investment restrictions (Note 3).

See Notes to Financial Statements.

        SunAmerica Money Market Funds
        FINANCIAL HIGHLIGHTS


                                          MUNICIPAL MONEY MARKET FUND
                                          ---------------------------
                                                                                       Ratio of     Ratio of
                           Net                                                         expenses        net
                          Asset              Dividends  Net Asset           Net Assets    to       investment
                          Value      Net      from net    Value               end of    average     income to
        Period          beginning investment investment  end of     Total     period      net        average
        Ended           of period   income     income    period   Return(1)  (000's)   assets(4)  net assets(4)
----------------------- --------- ---------- ---------- --------- --------- ---------- ---------  -------------
                                                         Class A
                                                         -------      -
10/31/99(6)............  $1.000     $0.020    $(0.020)   $1.000     2.18%    $ 3,651     1.05%        2.18%
10//31/00(6)...........   1.000      0.030     (0.030)    1.000     3.06       4,452     0.97         3.03
10/31/01(6)............   1.000      0.020     (0.020)    1.000     2.39       3,972     0.78         2.39
11/01/01-12/31/01(5)(6)   1.000      0.013     (0.013)    1.000     2.05       3,829     0.62(2)      1.71(2)
12/31/02...............   1.000      0.009     (0.009)    1.000     0.92      88,050     0.78         0.71
                                                         Class B
                                                         -------      -
10/31/99(6)............  $1.000     $0.010    $(0.010)   $1.000     1.42%    $ 2,841     1.80%        1.42%
10//31/00(6)...........   1.000      0.030     (0.030)    1.000     2.48       2,777     1.54         2.44
10/31/01(6)............   1.000      0.020     (0.020)    1.000     2.39       2,613     0.78         2.38
11/01/01-12/31/01(5)(6)   1.000      0.008     (0.008)    1.000     1.97       2,618     1.13(2)      1.27(2)
12/31/02...............   1.000      0.002     (0.002)    1.000     0.24       3,714     1.39         0.16
                                                        Class II*
                                                        ---------     -
08/10/00-10/31/00(3)(6)  $1.000     $0.010    $(0.010)   $1.000     0.71%    $   108     0.75%(2)     2.78%(2)
10/31/01(6)............   1.000      0.020     (0.020)    1.000     2.40         136     0.78         2.33
11/01/01-12/31/01(5)(6)   1.000      0.008     (0.008)    1.000     1.97         195     1.15(2)      1.14(2)
12/31/02...............   1.000      0.002     (0.002)    1.000     0.24         170     1.39         0.19

--------
(1)Total return is not annualized and does not reflect sales load.
(2)Annualized
(3)Commencement of sales of respective class of shares
(4)Net of the following expense reimbursements (based on average net assets):

                    10/31/99 10/31/00  10/31/01 12/31/01(5) 12/31/02
                    -------- --------  -------- ----------- --------
           Class A.   0.84%    0.47%     1.18%     2.51%      0.20%
           Class B.   0.89     0.46      1.18      2.59       1.25
           Class II     --     0.41(2)   1.18      7.84       9.68

(5)Information presented for two month period. See Note 8.
(6)The financial information for the periods prior to November 16, 2001 reflects the financial information for the North American Municipal Money Market Fund. See Note 8.
 * For the Municipal Money Market Fund, formerly North American Municipal Money Market Fund, the Class C shares were converted to Class II shares on November 16, 2001.

See Notes to Financial Statements.

        SunAmerica Money Market Fund
        PORTFOLIO OF INVESTMENTS -- December 31, 2002
--------------------------------------------------------------------------------

                                               Principal
                                                 Amount                                      Value
            Security Description             (in thousands)   Rate**       Maturity         (Note 2)
-------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 60.0%
Amstel Funding Corp.........................    $ 90,000    1.36-1.83% 01/16/03-02/20/03 $   89,866,762
Atlantis One Funding Corp...................      35,027    1.35-1.85  01/10/03-01/16/03     35,008,797
Corporate Receivables Corp..................      61,500    1.31-1.35  01/16/03-01/30/03     61,450,623
CXC, LLC....................................      60,000    1.33-1.34  01/15/03-01/22/03     59,961,033
Delaware Funding Corp.......................      65,000    1.35-1.36  01/07/03-01/17/03     64,973,992
Edison Asset Securitization, LLP............      70,000    1.33-1.81  01/10/03-01/28/03     69,939,833
Giro Funding U.S. Corp......................      62,054    1.32-1.37  01/08/03-01/21/03     62,021,903
Govco, Inc..................................      90,000    1.33-1.35  01/14/03-02/05/03     89,909,717
Greyhawk Funding, LLC.......................      40,000    1.35-1.81  01/14/03-02/21/03     39,936,089
Kittyhawk Funding Corp......................      80,000    1.33-1.36  01/21/03-02/13/03     79,912,425
Old Line Funding Corp.......................      80,047    1.33-1.35  01/08/03-01/24/03     80,003,680
Quincy Capital Corp.........................      55,703    1.33-1.35  01/17/03-01/21/03     55,666,106
Receivables Capital Corp....................      25,000       1.35        01/21/03          24,981,250
Sheffield Receivables Corp..................      55,000    1.34-1.36  01/16/03-01/24/03     54,961,597
Surrey Funding Corp.........................      30,000       1.36        01/17/03          29,981,867
Sydney Capital Corp.........................      25,000       1.39        01/09/03          24,992,278
Tulip Funding Corp..........................      30,000       1.37        01/03/03          29,997,717
UBS Finance, LLC............................      75,000       1.20        01/02/03          74,997,500
Windmill Funding Corp.......................      85,000    1.34-1.36  01/10/03-01/31/03     84,932,058
                                                                                         --------------
Total Commercial Paper
 (amortized cost $1,113,495,227)............                                              1,113,495,227
                                                                                         --------------
GOVERNMENT AGENCIES -- 30.5%
Agency for International Development Panama+       3,439       1.73        01/07/03           3,453,597
Federal Home Loan Bank......................     213,000    1.26-4.13  01/02/03-12/16/03    213,203,329
Federal Home Loan Bank+.....................      70,000    1.22-2.00  01/01/03-11/21/03     70,000,193
Federal Home Loan Mtg. Corp.................      35,000    1.26-1.27  01/14/03-03/06/03     34,956,967
Federal National Mtg. Assoc.................     245,000    1.24-5.00  01/10/03-04/10/03    244,718,794
                                                                                         --------------
Total Government Agencies
 (amortized cost $566,332,880)..............                                                566,332,880
                                                                                         --------------
MEDIUM TERM NOTES -- 5.4%
Dorada Corp.................................      15,000       1.37        03/25/03          15,000,000
Inter-American Development Bank.............      30,000       1.28        01/15/03          29,985,067
K2 Corp., LLC+..............................      10,000       1.39        01/18/03          10,000,000
Sigma Finance Corp.+........................      45,000    1.34-1.39  01/01/03-01/27/03     45,000,000
                                                                                         --------------
Total Medium Term Notes
 (amortized cost $99,985,067)...............                                                 99,985,067
                                                                                         --------------
TAXABLE MUNICIPAL MEDIUM TERM NOTES -- 1.9%
California Pollution Control Financing+.....       6,500       1.40        01/02/03           6,500,000
Illinois Student Assistance Corp.+..........      21,000       1.50        01/02/03          21,000,000
Texas State Veterans Housing+...............       7,415       1.40        01/02/03           7,415,000
                                                                                         --------------
Total Taxable Municipal Medium Term Notes
 (amortized cost $34,915,000)...............                                                 34,915,000
                                                                                         --------------
U.S. GOVERNMENT OBLIGATIONS -- 1.3%
U.S. Treasury Bill
 (amortized cost $24,892,403)...............      25,000       1.22        05/08/03          24,892,403
                                                                                         --------------

See Notes to Financial Statements.

        SunAmerica Money Market Fund
        PORTFOLIO OF INVESTMENTS -- December 31, 2002 -- (continued)
--------------------------------------------------------------------------------

                                   Principal
                                     Amount                         Value
      Security Description       (in thousands) Rate** Maturity    (Note 2)
  ----------------------------------------------------------------------------
  REPURCHASE AGREEMENTS -- 0.7%
  State Street Bank & Trust Co.
   Joint Repurchase Agreement
   (See Note 2).................    $   339      1.00% 01/02/03 $      339,000
  UBS Warburg, LLC Joint
   Repurchase Agreement (See
   Note 2)......................     13,000      1.12  01/02/03     13,000,000
                                                                --------------
  Total Repurchase Agreements
   (amortized cost $13,339,000).                                    13,339,000
                                                                --------------
  TOTAL INVESTMENTS
   (amortized cost
     $1,852,959,577*)...........       99.8%                     1,852,959,577
  Other assets less liabilities.        0.2%                         3,147,762
                                    -------                     --------------
  NET ASSETS....................      100.0%                    $1,856,107,339
                                    =======                     ==============

--------
* At December 31, 2002, the cost of securities for Federal income tax purposes was the same for book purposes.
** Rates shown are rates in effect as of December 31, 2002.
+  Variable rate security; maturity date reflects the next reset date.

    Portfolio breakdown as a percentage of net assets (excluding Repurchase
                            Agreements) by industry

      Government Agencies        30.5%  Loan Receivables             6.7%
      Trade Receivables          17.5   Banking                      5.7
      Securities Holding Company 13.6   Finance                      2.1
      Term Receivables           11.4   Municipalities               1.9
      Receivable Company          8.4   U.S. Government Obligations  1.3
                                                                    ----
                                                                    99.1%
                                                                    ====

See Notes to Financial Statements.

        SunAmerica Municipal Money Market Fund
        PORTFOLIO OF INVESTMENTS -- December 31, 2002

                                           Principal
                                             Amount                       Value
         Security Description            (in thousands) Rate** Maturity  (Note 2)
-----------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 100.8%
Arizona -- 1.2%
 Arizona Health Facilities Authority+...     $  200      1.63% 01/01/03 $   200,000
 Maricopa County Industrial Authority+..        920      1.70  01/02/03     920,000
                                                                        -----------
                                                                          1,120,000
                                                                        -----------
California -- 4.9%
 California State Revenue+..............      4,500      1.42  01/03/02   4,500,000
                                                                        -----------
Colorado -- 1.7%
 Colorado Springs, Colorado Revenue+....      1,545      1.70  01/02/03   1,545,548
                                                                        -----------
Illinois -- 13.1%
 Chicago, Illinois O Hare International
   Airport+.............................      2,000      1.55  01/02/03   2,000,000
 Chicago, Illinois O Hare International
   Airport+.............................        845      1.60  01/02/03     845,000
 Chicago, Illinois Water+...............        500      1.55  01/02/03     500,000
 Illinois Health Facilities Authority+..      1,200      1.60  01/02/03   1,200,000
 Jackson-Union Counties, Illinois
   Regional Port District+..............      4,000      1.59  01/02/03   4,001,682
 Sauget, Illinois Pollution Control+....      3,500      1.60  01/02/03   3,501,362
                                                                        -----------
                                                                         12,048,044
                                                                        -----------
Indiana -- 0.3%
 Indiana Secondary Market Educational
   Loans+...............................        300      1.65  01/02/03     300,000
                                                                        -----------
Iowa -- 0.3%
 Storm Lake, Iowa Higher Education
   Facilities+..........................        250      1.85  01/02/03     250,000
                                                                        -----------
Kansas -- 4.1%
 Sedwick County, Kansas Series A........      3,710      2.75  08/01/03   3,745,876
                                                                        -----------
Kentucky -- 3.5%
 Breckinridge County, Kentucky Lease
   Program+.............................        275      1.63  01/02/03     275,315
 Kenton County, Kentucky Industrial
   Building Covington Catholic Project+.      3,000      1.60  01/03/02   3,000,000
                                                                        -----------
                                                                          3,275,315
                                                                        -----------
Maine -- 0.3%
 Maine State Housing Authority+.........        300      1.70  01/02/03     300,000
                                                                        -----------
Michigan -- 10.9%
 Detroit, Michigan Sewage Disposal
   Senior Lien Series C 2+..............      3,000      1.60  01/02/03   3,000,000
 Holt, Michigan Public Schools+.........      4,000      1.60  01/02/03   4,000,000
 Saline, Michigan Area Schools+.........      3,000      1.60  01/02/03   3,000,000
                                                                        -----------
                                                                         10,000,000
                                                                        -----------
Minnesota -- 4.4%
 Prior Lake, Minnesota Independent
   School District......................      4,000      2.25  09/28/03   4,023,268
                                                                        -----------
Missouri -- 2.5%
 Saint Louis, Missouri Planned
   Industrial Expansion Authority+......        100      1.65  01/02/03     100,000
 Wright City, Missouri Industrial
   Watlow Process Systems, Inc.+........      2,200      1.60  01/02/03   2,200,000
                                                                        -----------
                                                                          2,300,000
                                                                        -----------
New Jersey -- 4.4%
 Atlantic County, New Jersey
   Improvement Authority+...............      4,000      1.50  01/02/03   4,000,000
                                                                        -----------
New York -- 4.4%
 New York, New York General Obligation+.      4,000      1.55  01/02/03   4,000,000
                                                                        -----------

See Notes to Financial Statements.

        SunAmerica Municipal Money Market Fund
        PORTFOLIO OF INVESTMENTS -- December 31, 2002 -- (continued)

                                           Principal
                                             Amount
                                            /Shares                        Value
         Security Description            (in thousands) Rate** Maturity   (Note 2)
------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (continued)
North Carolina -- 4.7%
 Durham, North Carolina+................     $  300      1.55% 01/02/03 $   300,046
 North Carolina Medical Care Commission+      4,000      1.50  01/02/03   4,000,000
                                                                        -----------
                                                                          4,300,046
                                                                        -----------
Ohio -- 12.5%
 Cleveland, Ohio Airport Systems+.......      5,000      1.55  01/02/03   5,003,068
 Franklin County, Ohio Industrial
   Development+.........................        250      1.80  01/12/03     250,000
 Ohio State Air Quality Development
   Authority+...........................      4,000      1.61  01/02/03   4,001,726
 Scioto County, Ohio Hospital
   Facilities+..........................      2,300      1.55  01/02/03   2,300,000
                                                                        -----------
                                                                         11,554,794
                                                                        -----------
Pennsylvania -- 4.9%
 Delaware Valley, Pennsylvania Regional
   Finance Authority+...................        300      1.50  01/02/03     300,000
 Pennsylvania State Turnpike Commission
   Series A1+...........................      4,000      1.50  01/02/03   3,998,102
 Philadelphia, Pennsylvania Authority
   for Industrial Development+..........        200      1.60  01/02/03     200,000
                                                                        -----------
                                                                          4,498,102
                                                                        -----------
South Carolina -- 0.3%
 South Carolina Educational Facilities
   Authority+...........................        300      1.60  01/02/03     300,000
                                                                        -----------
Tennessee -- 0.2%
 Metropolitan Government Nashville and
   Davidson Counties+...................        200      1.65  01/02/03     200,000
                                                                        -----------
Texas -- 13.6%
 Brazos, Texas Harbor Industrial
   Development+.........................      1,200      1.60  01/02/03   1,200,000
 College Station, Texas Improvement.....        300      6.25  02/15/03     301,540
 Garland, Texas Tax & Revenue...........        300      3.75  02/15/03     300,600
 Gulf Coast Waste Disposal Authority+...      1,000      1.75  01/02/03   1,000,000
 North Texas Higher Education Authority+        200      1.70  01/02/03     200,000
 Northside, Texas Independent School
   District Series B+...................      1,500      1.27  06/06/03   1,500,000
 Panhandle-Plains Texas Higher
   Education Authority+.................      4,000      1.55  01/02/03   4,000,000
 Texas State Tax & Revenue..............      4,000      2.75  08/29/03   4,033,692
                                                                        -----------
                                                                         12,535,832
                                                                        -----------
Utah -- 2.2%
 Utah Transit Authority Series B+.......      2,000      1.60  01/02/03   2,000,000
                                                                        -----------
Washington -- 5.8%
 Port of Seattle Industrial Development
   Crowley Marine Services+.............        300      1.60  01/02/03     300,000
 Snohomish County, Washington Public
   Utility District Number 001+.........      5,000      1.45  01/02/03   5,000,000
                                                                        -----------
                                                                          5,300,000
                                                                        -----------
Wisconsin -- 0.3%
 Wisconsin Housing & Economic
   Development Series A.................        235      2.10  03/01/03     235,047
                                                                        -----------
Other -- 0.3%
 SSGA Tax Free Money Market
   Fund -- Class A......................        317      1.06  01/02/03     316,558
                                                                        -----------
TOTAL INVESTMENTS
 (cost $92,648,430*)....................      100.8%                     92,648,430
Liabilities in excess of other assets...       (0.8)                       (713,658)
                                             ------                     -----------
NET ASSETS..............................      100.0%                    $91,934,772
                                             ======                     ===========

--------
+  Variable rate security; maturity date reflects the next reset date.
* At December 31, 2002, the cost of securities for Federal income tax purposes was the same for book purposes.
** Rates shown are rates in effect as of December 31, 2002.

See Notes to Financial Statements.

        SunAmerica Money Market Funds
        NOTES TO FINANCIAL STATEMENTS -- December 31, 2002

Note 1. Organization

   SunAmerica Money Market Funds, Inc. (the "Corporation") is an open-end diversified management investment company organized as a Maryland Corporation. The Corporation consists of two investment funds (each, a "Fund" and collectively, the "Funds"). Each Fund is a separate series with a distinct investment objective. Each Fund is advised by AIG SunAmerica Asset Management Corp. ("SAAMCo"), an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). The investment objective for each of the Funds is as follows:

   The SunAmerica Money Market Fund ("Money Market Fund") seeks as high a level of current income as is consistent with liquidity and stability of capital through investment primarily in high quality money market instruments selected principally on the basis of quality and yield.

   The SunAmerica Municipal Money Market Fund ("Municipal Money Market Fund") seeks as high a level of current income as is consistent with liquidity and stability of capital and that is exempt from regular federal income taxation through investments selected primarily on the basis of quality and yield and under normal market conditions invests at least 80% of its assets in municipal securities that are exempt from regular federal income tax.

   The Money Market Fund currently offers four classes of shares: Class A, Class B, Class II and Class I. The Municipal Money Market Fund currently offers three classes of shares: Class A, Class B, and Class II. The classes within the Funds are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

   Class A shares-- Class A shares are sold with no front-end sales charges.
                    Contingent deferred sales charges ("CDSC") are imposed on Class A shares when shares are sold within two years of purchase. A 1.00% CDSC is imposed on shares sold within one year of original purchase; a 0.50% CDSC is charged on shares sold after the first year and within the second year after purchase.

   Class B shares-- Class B shares are offered at the next determined net asset value per share, without any initial sales charge. A declining contingent deferred sales charge ("CDSC") may be imposed on redemptions made within six years of purchase. Class B shares will convert automatically to Class A shares on the first business day of the month after eight years from the issuance of such shares and at such time are no longer subject to a distribution fee.

  Class II shares-- Class II shares are sold with a front-end sales charge of
                    1.00% at the next determined net asset value per share. Certain redemptions made within 18 months of the date of purchase are subject to a contingent deferred sales charge.

   Class I shares-- Class I shares are offered exclusively to certain institutions and have no front-end or contingent deferred sales charges.

   Each class of shares bears the same voting, dividend, liquidation and other rights and conditions. Class A, Class B, and Class II shares of each Fund have their own 12b-1 plan, which allows for distributions and account maintenance and service fees.

        SunAmerica Money Market Funds
        NOTES TO FINANCIAL STATEMENTS -- December 31, 2002 -- (continued)
--------------------------------------------------------------------------------


Note 2. Significant Accounting Policies

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of the significant accounting policies followed by the Funds in the preparation of its financial statements:

   Security Valuations: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization/accretion to maturity of any discount or premium.

   Repurchase Agreements: Pursuant to exemptive relief granted by the Securities and Exchange Commission, the Funds are permitted to participate in joint repurchase agreement transactions with other affiliated mutual funds. The Funds, along with other affiliated registered investment companies, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Funds' custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

   As of December 31, 2002, the following Fund held an undivided interest in a joint repurchase agreement with State Street Bank & Trust Co.:

                                       Percentage Principal
                                        Interest   Amount
                                       ---------- ---------
                     Money Market Fund    0.23%   $339,000

        SunAmerica Money Market Funds
        NOTES TO FINANCIAL STATEMENTS -- December 31, 2002 -- (continued)


   As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   State Street Bank & Trust Co., dated December 31, 2002, bearing interest at a rate of 1.00% per annum, with a principal amount of $146,019,000, a repurchase price of $146,027,112, and a maturity date of January 2, 2003. The repurchase agreement is collateralized by the following:

                             Interest Maturity  Principal    Market
         Type of Collateral    Rate     Date     Amount      Value
         ------------------  -------- -------- ----------- -----------
         U.S. Treasury Bonds   8.38%  08/15/08 $24,665,000 $26,545,632
         U.S. Treasury Notes   1.75   12/31/04  48,840,000  48,962,100
         U.S. Treasury Bill.   1.13   02/13/03  73,545,000  73,453,069

   In addition, at December 31, 2002, the following Fund held an undivided interest in a joint repurchase agreement with UBS Warburg, LLC:

                                                Percentage  Principal
                                                 Interest    Amount
                                                ---------- -----------
         Money Market Fund.....................    5.20%   $13,000,000

   As of that date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   UBS Warburg, LLC, dated December 31, 2002, bearing interest at a rate of 1.12% per annum, with a principal amount of $250,000,000, a repurchase price of $250,015,556, and a maturity date of January 2, 2003. The repurchase agreement is collateralized by the following:

                            Interest Maturity  Principal      Market
        Type of Collateral    Rate     Date     Amount        Value
        ------------------  -------- -------- ------------ ------------
        U.S. Treasury Bonds   8.75%  05/15/17 $150,000,000 $219,375,000
        U.S. Treasury Bonds   6.13   11/15/27   30,128,000   35,626,360

   Securities Transactions, Investment Income and Distributions to
   Shareholders: Securities transactions are recorded as of the trade date. Interest income, including the accretion of discount and amortization of premium, is accrued daily. Realized gains and losses on sales of investments are calculated on the identified cost basis.

   Net investment income other than class specific expenses, and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

   Dividends from net investment income are declared daily and paid monthly.

        SunAmerica Money Market Funds
        NOTES TO FINANCIAL STATEMENTS -- December 31, 2002 -- (continued)


Note 3. Investment Advisory and Management Agreement, Distribution and Service Agreement

   The Funds have an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo. Under the Agreement, SAAMCo provides continuous supervision of the Funds and administers its corporate affairs, subject to general review by the Directors. In connection therewith, SAAMCo furnishes the Funds with office facilities, maintains certain of its books and records, and pays the salaries and expenses of all personnel, including officers of the Funds who are employees of SAAMCo and its affiliates. The investment advisory and management fee payable to SAAMCo is computed daily and payable monthly, at an annual rate of 0.50% on the first $600 million of daily net assets, 0.45% on the next $900 million of the net assets and 0.40% on net assets over $1.5 billion for the Money Market Fund and 0.35% of average daily net assets of the Municipal Money Market Fund.

   The Municipal Money Market Fund is sub-advised by AIG Global Investment Corp. (AIGGIC). AIGGIC is an indirectly wholly-owned subsidiary of AIG and receives fees at a rate of 0.25% of the Fund's first $200 million of net assets, 0.20% on the next $300 million and 0.15% on net assets over $500 million.

   SAAMCo contractually agreed to waive fees or reimburse expenses, if necessary, at or below the following percentages of each Fund's average net assets: Money Market Fund 0.80% for Class I, Municipal Money Market Fund 0.95% for Class A, and 1.70% for Class B and Class II. Also, SAAMCo has agreed to voluntarily waive fees or reimburse additional expenses for the twelve months ended December 31, 2002, for the Municipal Money Market Fund at the following percentages of the Fund's average net assets: 0.17% for Class A, 0.22% for Class B and 0.25% for Class II. For the twelve months ended December 31, 2002, SAAMCo reimbursed the Money Market Fund for expenses of $11,943 for Class I. For the Municipal Money Market Fund, expense reimbursements were $70,170, $37,317, and $15,845 for Class A, Class B, and Class II, respectively.

   The Funds have a distribution Agreement with AIG SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"), an affiliate of the Advisor. The Funds have adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Rule 12b-1 permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's Board of Directors and approved by its shareholders. Pursuant to such rule, the Directors and the shareholders of each class of shares of the Funds have adopted Distribution Plans hereinafter referred to as the "Class A Plan," the "Class B Plan," and the "Class II Plan." In adopting the Class A Plan, the Class B Plan, and the Class II Plan, the directors determined that there was a reasonable likelihood that each such Plan would benefit the Funds and the shareholders of the respective class. The sales charge and distribution fees of the Class B shares and Class II shares will not be used to subsidize the sale of Class A shares.

   Under the Class B Plan and the Class II Plan the Distributor receives payments from the Funds at the annual rate of up to 0.75% of the average daily net assets of the Fund's Class B and Class II shares, to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be compensated

        SunAmerica Money Market Funds
        NOTES TO FINANCIAL STATEMENTS -- December 31, 2002 -- (continued)

   include distribution fees paid to broker-dealers that have sold Fund shares, commissions, and other expenses such as those incurred for sales literature, prospectus printing and distribution, and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class B and Class II Plans may exceed the Distributor's distribution costs as described above. The Class A Plan does not provide for a distribution fee. The Distribution Plans provide that each class of shares of the Funds may also pay the Distributor an account maintenance and service fee of up to an annual rate of 0.15% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with account maintenance and service fees in an amount up to 0.15% per year of the assets maintained in the Funds by their customers. Accordingly, for the year ended December 31, 2002, SACS received fees (see Statement of Operations) based upon the aforementioned rates.

   For the twelve months ended December 31, 2002, SACS voluntarily reimbursed expenses for the following classes: Money Market Fund, Class B $21,934, Class II $12,166 and Municipal Money Market Fund, Class B $2,857, Class II $97.

   In addition, SACS is paid a fee of 0.25% of average daily net assets of Class I shares as compensation for providing additional shareholder services to Class I shareholders.

   SACS receives sales charges on each Fund's Class II shares, portions of which are reallowed to affiliated broker-dealer and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Fund's Class A, Class B and Class II shares. SACS has advised the Funds for the year ended December 31, 2002 the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

                                         Class A                   Class B
                          ------------------------------------- -------------
                                                                 Contingent
                           Sales    Affiliated   Non-affiliated   Deferred
                          Charges Broker-dealers Broker-dealers Sales Charges
                          ------- -------------- -------------- -------------
   Money Market Fund..... $    --    $    --        $    --       $585,968
   Municipal Money Market      --         --             --          9,483

                                        Class II                  Class II
                          ------------------------------------- -------------
                                                                 Contingent
                           Sales    Affiliated   Non-affiliated   Deferred
                          Charges Broker-dealers Broker-dealers Sales Charges
                          ------- -------------- -------------- -------------
   Money Market Fund..... $91,841    $66,468        $25,373       $ 58,132
   Municipal Money Market     821        693            128             53

   The Funds entered into a Service Agreement with AIG SunAmerica Fund Services, Inc. ("SAFS"), an affiliate of the Advisor. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Funds' transfer agent in connection with the services that it offers to its

        SunAmerica Money Market Funds
        NOTES TO FINANCIAL STATEMENTS -- December 31, 2002 -- (continued)

   shareholders. The Service Agreement permits the Funds to reimburse SAFS for the costs incurred in providing such services, based upon an annual rate of 0.22% of average daily net assets, which is approved annually by the Directors. For the year ended December 31, 2002 the Funds incurred the following expenses which are included in transfer agent fees and expenses in the Statement of Operations to compensate SAFS pursuant to the terms of the Service Agreement:

                                                          Payable at
                                             Expenses  December 31, 2002
                                            ---------- -----------------
       Money Market Fund Class A........... $2,948,566     $334,280
       Money Market Fund Class B...........    129,579       11,970
       Money Market Fund Class II..........     68,740        5,530
       Money Market Fund Class I...........     18,187        1,732
       Municipal Money Market Fund Class A.     78,001       17,840
       Municipal Money Market Fund Class B.      7,046          692
       Municipal Money Market Fund Class II        362           25

   At December 31, 2002, the Variable Annuity and Life Insurance Company ("VALIC"), an indirect wholly-owned subsidiary of American International Group, Inc. owned 66% of the outstanding shares of Municipal Money Market Fund Class B.

   On August 27, 2002, the Municipal Money Market Fund purchased 16,600,000 par value of Maryland State Health & Higher Educational Facilities 1.25% due 08/29/02, 8,600,000 par value of Metropolitan Government Nashville and Davidson Counties 1.30% due 08/29/02, and 8,800,000 par value of Orange County, California Special Financing Authority Teeter Plan 1.30% due 09/04/02. These transactions represented 18.21%, 9.66% and 9.66%, respectively, of the Fund's total assets. The Fund has an investment restriction that states the Fund may not invest more than 5% of its total assets in securities issued by the same issuer. To correct the investment restriction violation, the Fund sold 12,600,000 par value of Maryland State Health & Higher Educational Facilities 1.25% due 08/29/02, 4,000,000 par value of Metropolitan Government Nashville and Davidson Counties 1.30% due 08/29/02, and 4,800,000 par value of Orange County, California Special Financing Authority Teeter Plan 1.30% due 09/04/02 on August 28, 2002, resulting in no gain or loss to the Fund.

   On October 17, 2002, the Money Market Fund purchased Edison Asset Securitization 1.75% due 11/18/02. This transaction added to the position previously held by the Fund and represented 5.87% of the Fund's total assets. The Fund has an investment restriction that states the Fund may not invest more than 5% of its total assets in securities issued by the same issuer. Therefore, on October 24, 2002, the Fund sold the security at a gain of $3,519 to the Fund. The gain to the Fund increased the Fund's total return by less than 0.01%.

        SunAmerica Money Market Funds
        NOTES TO FINANCIAL STATEMENTS -- December 31, 2002 -- (continued)


Note 4. Affiliate Transactions

   On January 17, 2001, Pacific Gas & Electric Corp. defaulted on the payment of the maturity proceeds for its Commercial Paper due that date. The SunAmerica Money Market Fund held $10 million face amount of this paper. SAAMCo, the Fund's advisor, purchased the paper from the Fund for $10,000,000 and received no shares of the Fund or other consideration in exchange for purchasing the paper. As a result, there was no impact to the shareholders. The Commercial Paper was valued at approximately $7,700,000 at the time of the purchase and would have resulted in a loss of $2,300,000 to the Fund if sold in the open market.

Note 5. Federal Income Taxes

   It is the Funds' policy to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income or excise tax provisions are required. Each Fund is treated as a separate taxpayer for Federal Income Tax purposes.

   All dividends paid by the Money Market Fund during the years ended December 31, 2002 and December 31, 2001 were taxable to shareholders as ordinary dividends. Except for $137 and $6,100 for the years ended December 31, 2002 and December 31, 2001, respectively, all dividends paid by the Municipal Money Market Fund were exempt from Federal Income Taxes. Additionally, on a tax basis, distributable earnings of $242,930 for the Money Market Fund and $112 for the Municipal Money Market Fund, respectively, are undistributed ordinary income. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from cumulative pension expenses.

Note 6. Capital Activity

   Transactions in each class of shares of the Funds, all at $1.00 per share, for the year ended December 31, 2002 and for the prior periods were as follows:

                                                                        Money Market Fund
                      ------------------------------------------------------------------------------------------
                                   Class A                        Class B                     Class II
                      --------------------------------  ---------------------------  --------------------------


                          For the          For the        For the        For the       For the       For the
                         year ended       year ended     year ended     year ended    year ended    year ended
                        December 31,     December 31,   December 31,   December 31,  December 31,  December 31,
                            2002             2001           2002           2001          2002          2001
                      ---------------  ---------------  ------------  -------------  ------------  ------------
Shares sold.......... $ 4,238,009,787  $ 3,956,028,889  $ 92,235,061  $ 120,888,215  $ 71,755,313  $ 96,395,037
Shares issued in fund
 merger..............              --       24,888,390            --     10,766,241            --     8,395,965
Reinvested
 dividends...........      13,209,737       33,453,268       144,726        775,491        78,485       348,166
Shares redeemed......  (3,586,667,134)  (3,898,250,353)  (82,630,016)  (101,455,424)  (75,192,597)  (82,506,738)
                      ---------------  ---------------  ------------  -------------  ------------  ------------
Net increase
 (decrease).......... $   664,552,390  $   116,120,194  $  9,749,771  $  30,974,523  $ (3,358,799) $ 22,632,430
                      ===============  ===============  ============  =============  ============  ============


                                Class I
                      --------------------------
                                   For the period
                                        from
                        For the     November 16
                       year ended        to
                      December 31,  December 31,
                          2002         2001**
                      ------------ --------------
Shares sold.......... $ 5,527,417    $  780,072
Shares issued in fund
 merger..............          --     7,946,402
Reinvested
 dividends...........      92,936        15,856
Shares redeemed......  (4,761,166)     (406,636)
                      -----------    ----------
Net increase
 (decrease).......... $   859,187    $8,335,694
                      ===========    ==========

        SunAmerica Money Market Funds
        NOTES TO FINANCIAL STATEMENTS -- December 31, 2002 -- (continued)


                                                                    Municipal Money Market Fund
                        -------------------------------------------------------------------------------------------------------
                                        Class A                                Class B                              Class II*
                        --------------------------------------  ------------------------------------  -------------------------
                          For the     For the two    For the      For the    For the two    For the     For the    For the two
                         year ended   months ended year ended    year ended  months ended year ended   year ended  months ended
                        December 31,  December 31, October 31,  December 31, December 31, October 31, December 31, December 31,
                            2002          2001       2001**         2002         2001       2001**        2002         2001
                        ------------  ------------ -----------  ------------ ------------ ----------- ------------ ------------
Shares sold............ $150,624,322   $ 147,659   $ 1,112,113   $2,004,052    $ 13,640    $  62,915   $ 255,078     $ 92,954
Reinvested dividends...      257,388       7,951       100,073        7,255       3,453       63,903         392          155
Shares redeemed........  (66,656,439)   (299,065)   (1,695,937)    (912,543)    (12,089)    (292,798)   (280,422)     (33,668)
                        ------------   ---------   -----------   ----------    --------    ---------   ---------     --------
Net increase (decrease) $ 84,225,271   $(143,455)  $ (483,751 )  $1,098,764    $  5,004    $(165,980)  $ (24,952)    $ 59,441
                        ============   =========   ===========   ==========    ========    =========   =========     ========




                          For the
                        year ended
                        October 31,
                          2001**
                        -----------
Shares sold............  $ 168,884
Reinvested dividends...      2,409
Shares redeemed........   (143,782)
                         ---------
Net increase (decrease)  $  27,511
                         =========

--------
 * For the Municipal Money Market Fund, formerly the North American Municipal Money Market Fund, the Class C shares were converted to Class II shares on November 16, 2001.
** See Note 8.

Note 7. Director's Retirement Plan

   The Directors of the SunAmerica Money Market Funds, Inc. have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Directors. The Retirement Plan provides generally that if an unaffiliated Director who has at least 10 years of consecutive service and a Disinterested Director of any of the SunAmerica mutual funds (an "Eligible Director") retires after reaching age 60 but before age 70 or dies while a Director, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Director. As of each birthday, prior to the 70th birthday, but in no event for a person greater than 70 years, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each SunAmerica mutual fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any amounts credited under the preceding clause during prior years, is added to each Eligible Director's account until such Eligible Director reaches his or her 70th birthday. An Eligible Director may receive benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. As of December 31, 2002, the Money Market Fund and Municipal Money Market Fund had accrued $145,280 and $112, respectively, for the Retirement Plan, which is included in accrued expenses on the Statement of Assets and Liabilities. For the period ended December 31, 2002, the Money Market Fund and the Municipal Money Market Fund expensed $20,663 and $112, respectively, for the Retirement Plan, which is included in Director's fees and expenses on the Statement of Operations.

        SunAmerica Money Market Funds
        NOTES TO FINANCIAL STATEMENTS -- December 31, 2002 -- (continued)


Note 8. Fund Merger

   On November 16, 2001, the SunAmerica Money Market Fund acquired the assets and liabilities of the North American Funds Money Market Fund in a tax-free exchange approved by the shareholders. Net assets as of the reorganization date were as follows:

       Net assets of the SunAmerica Money Market Fund,
         prior to merger................................. $1,098,110,944
       Net assets of the North American Money Market
         Fund, prior to merger........................... $   51,996,998
                                                          --------------
       Aggregate net assets of the SunAmerica Money
         Market Fund immediately following the
         acquisition..................................... $1,150,107,942

   On November 16, 2001, the SunAmerica Municipal Money Market Fund, a newly established fund, acquired the assets and liabilities of the North American Municipal Money Market Fund, pursuant to a plan of reorganization approved by the shareholders. The reorganization was accomplished by a tax-free exchange for shares in the SunAmerica Municipal Money Market Fund in an amount equal to the outstanding interests of the North American Municipal Money Market Fund.

        SunAmerica Money Market Funds
        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of SunAmerica Money Market Funds

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the SunAmerica Money Market Fund and SunAmerica Municipal Money Market Fund (constituting the SunAmerica Money Market Funds, hereafter referred to as the "Funds") at December 31, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Corporation's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
February 19, 2003

        SunAmerica Money Market Funds
        DIRECTORS INFORMATION -- December 31, 2002 -- (unaudited)

   The following table contains basic information regarding the Directors that oversee operations of the Funds and other investment companies within the SunAmerica Mutual Funds complex.

                                                                                     Number of
                                      Term of                                         Funds in
                       Position Held Office and                                         Fund
        Name,              with      Length of              Principal                 Complex
     Address and        SunAmerica      Time            Occupations During            Overseen    Other Directorships Held
    Date of Birth*        Complex      Served              Past 5 years            by Director(1)      by Director(2)
    --------------     ------------- ---------- ---------------------------------- -------------- ------------------------
S. James Coppersmith     Director    18         Retired; formerly, President and         45        Director of BJ's
DOB: February 21, 1933               years      General Manager, WCVB-TV, a                        Wholesale Club,
                                                division of the Hearst Corp. (1982                 Inc.; Member of
                                                to 1994); Director/Trustee of                      Board of Governors
                                                SunAmerica Mutual Funds                            of the Boston Stock
                                                ("SAMF") and Anchor Series                         Exchange.
                                                Trust ("AST")
Judith L. Craven         Director    1          Retired Administrator; Trustee,          75        Director, Compaq
DOB: October 6, 1945                 year       VALIC Company I (November                          Computer
                                                1998 to present); Director, VALIC                  Corporation (1992 to
                                                Company II (August 1998 to                         present); Director.
                                                present); Director of SunAmerica                   A.G. Belo
                                                Senior Floating Rate Fund                          Corporation (1992 to
                                                ("SASFRF"), and SAMF                               present); Director,
                                                President, United Way of the                       Sysco Corporation
                                                Texas Gulf Coast (1992-1998).                      (1996 to present);
                                                                                                   Director, Luby's Inc.
                                                                                                   (1998 to present);
                                                                                                   Director, University
                                                                                                   of Texas Board of
                                                                                                   Regents (May 2001
                                                                                                   to present); formerly,
                                                                                                   Director, Cypress
                                                                                                   Tree Senior Floating
                                                                                                   Rate Fund, Inc.
                                                                                                   (June 2000 to May
                                                                                                   2001); formerly,
                                                                                                   Director, Houston
                                                                                                   Branch of the
                                                                                                   Federal Reserve
                                                                                                   Bank of Dallas
                                                                                                   (1992-2000);
                                                                                                   formerly, Board
                                                                                                   Member, Sisters of
                                                                                                   Charity of the
                                                                                                   Incarnate Word
                                                                                                   (1996-1999)

        SunAmerica Money Market Funds
        DIRECTORS INFORMATION -- December 31, 2002 -- (unaudited) (continued)

                                                                                    Number of
                                      Term of                                        Funds in
                       Position Held Office and                                        Fund
        Name,              with      Length of             Principal                 Complex
     Address and        SunAmerica      Time           Occupations During            Overseen    Other Directorships Held
    Date of Birth*        Complex      Served             Past 5 years            by Director(1)      by Director(2)
    --------------     ------------- ---------- --------------------------------- -------------- ------------------------
William F. Devin         Director    1          Director/Trustee of SASFRF;             75         Member of the
DOB: December 30, 1938               year       SAMF; VALIC Company I                              Board of Governors,
                                                and VALIC Company II.                              Boston Stock
                                                                                                   Exchange (1985-
                                                                                                   Present); formerly,
                                                                                                   Executive Vice
                                                                                                   President, Fidelity
                                                                                                   Capital Markets, a
                                                                                                   division of National
                                                                                                   Financial Services
                                                                                                   Corporation (1966-
                                                                                                   1996); formerly,
                                                                                                   Director, Cypress
                                                                                                   Tree Senior Floating
                                                                                                   Rate Fund, Inc.
                                                                                                   (October 1997-May
                                                                                                   2001).
Samuel M. Eisenstat      Chairman    17         Attorney, solo practitioner;            46         Director of North
DOB: March 7, 1940       of the      years      Chairman of the Boards of                          European Oil
                         Board                  Directors/Trustees of SAMF and                     Royalty Trust.
                                                AST, Director of SASFRF.
Stephen J. Gutman        Director    18         Partner and Managing Member             46         None
DOB: May 10, 1943                    years      of B.B. Associates LLC
                                                (menswear specialty retailing and
                                                other activities) since 1988;
                                                Director/Trustee of SAMF, AST
                                                and SASFRF.
Peter A. Harbeck (3)     Director    8          Director and President of the           83         None
DOB: January 23, 1954                years      Advisor, since 1995; Director,
                                                AIG Financial Advisor Service,
                                                Inc. ("AIGFAS"), since 2000;
                                                Director, AIG SunAmerica Capital
                                                Services, Inc. ("SAFS"), since
                                                1993; Director and President,
                                                AIG SunAmerica Fund Services,
                                                Inc. ("SAFS"), since 1988;
                                                Director/Trustee, SAMF, AST
                                                and SASFRF; Director, VALIC
                                                Company I and VALIC Company
                                                II since October 2001.

        SunAmerica Money Market Funds
        DIRECTORS INFORMATION -- December 31, 2002 -- (unaudited) (continued)

                                                                             Number of
                                 Term of                                      Funds in
                  Position Held Office and                                      Fund
     Name,            with      Length of            Principal                Complex
  Address and      SunAmerica      Time          Occupations During           Overseen    Other Directorships Held
 Date of Birth*      Complex      Served            Past 5 years           by Director(1)      by Director(2)
 --------------   ------------- ---------- ------------------------------- -------------- ------------------------
Sebastiano Sterpa   Director    11         Founder and Chairman of the           37        Director, Real Estate
DOB: July 18,1929               years      Board of the Sterpa Group (real                 Business Service
                                           estate) since 1962; Director/                   and Countrywide
                                           Trustee of SAMF.                                Financial.

--------
  * The business address for each Director is the Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

 (1) The "Fund Complex" consists of all registered investment company portfolios for which SAAMCo serves as investment advisor or business manager. The "Fund Complex" includes the SunAmerica Equity Funds (7 funds), SunAmerica Income Funds (6 funds), SunAmerica Money Market Funds (2 funds), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Strategic Investment Series, Inc. (7 funds), SunAmerica Style Select Series, Inc. (15 portfolios), Anchor Pathway Fund (7 funds), Anchor Series Trust (8 portfolios), Seasons Series Trust (19 portfolios), SunAmerica Series Trust (33 portfolios), VALIC Company I (22 portfolios), and VALIC Company II (15 funds).

 (2) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. "public companies") or other investment companies registered under the Investment Company Act of 1940.

 (3) Interested Trustee, as defined within the Investment Company Act of 1940.

  Additional information concerning the Directors is contained in the Statement of Additional Information and is available without charge by calling (800) 858-8850.

        SunAmerica Money Market Funds
==========================================

If you would like additional information:

   [_] Call FastFacts -- our 24-hour, automated account and fund information hotline at 800-858-8850.

   [_] Visit www.sunamericafunds.com for more up-to-date information.

                             AIG SunAmerica Mutual Funds
                             thank you for your continued support.

[LOGO] AIG SunAmerica
        Mutual Funds

            AIG SunAmerica Asset Management Corp.
            Harborside Financial Center
            3200 Plaza 5
            Jersey City, NJ 07311-4992

Directors                                  Investment Adviser        This report is submitted
  S. James Coppersmith                      AIG SunAmerica Asset     solely for the  general
  Judith L. Craven                            Management Corp.       information of
  William F. Devin                          Harborside Financial     shareholders of the
  Samuel  M. Eisenstat                        Center                 Fund. Distribution of
  Stephen J. Gutman                         3200 Plaza 5             this report to  persons
  Peter A. Harbeck                          Jersey City, NJ          other than shareholders
  Sebastiano Sterpa                           07311-4992             of the  Fund is
                                                                     authorized only in
Officers                                   Distributor               connection  with a
  Robert M. Zakem, President                AIG SunAmerica Capital   currently effective
  Donna M. Handel, Treasurer                  Services, Inc.         prospectus,  setting
  Vacant, Secretary                         Harborside Financial     forth details of the
  Gregory R. Kingston, Vice President and     Center                 Fund, which  must
   Assistant Treasurer                      3200 Plaza 5             precede or accompany
  Michael Cheah, Vice President             Jersey City, NJ          this report.
  J. Steven Neamtz, Vice President            07311-4992
  Brian Wiese, Vice President
  Abbe P. Stein, Vice President            Shareholder Servicing
   and Assistant Secretary                 Agent
  Laura E. Filippone, Assistant Treasurer   AIG SunAmerica Fund
  Donald H. Guire, Assistant Treasurer        Services, Inc.
                                            Harborside Financial
                                              Center
                                            3200 Plaza 5
                                            Jersey City, NJ
                                              07311-4992

                                           Custodian and Transfer
                                           Agent
                                            State Street Bank and
                                              Trust Company
                                            P.O. Box 219373
                                            Kansas City, MO 64121

Distributed by: AIG SunAmerica Capital Services, Inc.
MMANN-12/02